UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 31, 2011
ORBITZ WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-33599	20-5337455

(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661

(Address of Principal Executive Offices)	(Zip Code)
(312) 894-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Principal Accounting Officer
     Effective May 31, 2011, Orbitz Worldwide, Inc. (the “Company”) appointed Thomas L. Kram as the Company’s Group Vice President, Chief Accounting Officer.
     Prior to joining the Company, Mr. Kram, age 52, served in a variety of roles at Chicago Newspaper Liquidation Corp., formerly known as Sun-Times Media Group, Inc., a former newspaper publisher, from 2004 to 2011. Mr. Kram was elected Chief Executive Officer, President and Treasurer in October 2009 and served as Chief Financial Officer from March 2009 to October 2009. From 2004 to 2009, he was the Corporate Controller and, in addition, served as Chief Accounting Officer from 2006 to 2009. Mr. Kram was formerly Vice President, Controller from 1997 to 2003 of Budget Group, Inc., a holding company that, through subsidiary companies and their franchisees, operated Budget Rent a Car Corporation and Ryder TRS, a truck rental company.
     In connection with Mr. Kram’s appointment, the Company and Mr. Kram entered into an offer letter effective May 31, 2011 (the “Letter Agreement”) that sets forth the terms and conditions of Mr. Kram’s employment. Under the Letter Agreement, Mr. Kram will receive an annual base salary of $225,000 and a new-hire equity grant of 25,000 restricted stock units under the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated (the “Equity and Incentive Plan”), subject to approval by the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors. Mr. Kram will be eligible for an annual bonus that has a target payment of 40% of his eligible earnings, subject to the terms and conditions of the Company’s bonus plan and further subject to the satisfaction of any performance goals, criteria or targets as may be established by the Compensation Committee. Either party may terminate Mr. Kram’s employment at any time, with or without cause.
     In connection with Mr. Kram’s appointment, on June 1, 2011, the Compensation Committee approved a sign-on equity award consisting of 25,000 restricted stock units, referenced in the previous paragraph, under the Equity and Incentive Plan. The restricted stock units shall vest annually over a four-year period and will be subject to the terms and conditions of the agreement evidencing the equity award.
Amendment to 2007 Equity and Incentive Plan
     At the Company’s Annual Meeting of Shareholders held on June 1, 2011 (the “Annual Meeting”), the Company’s shareholders, upon recommendation of the Board of Directors, approved an amendment to the Equity and Incentive Plan to increase the number of shares reserved for issuance under the Equity and Incentive Plan by 3,000,000 shares.
     A brief summary of the Equity and Incentive Plan was included as part of Proposal 2 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2011. The foregoing description is qualified in its entirety by reference to the Equity and Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     The Company held its Annual Meeting of Shareholders on June 1, 2011. As of April 6, 2011, the Company’s record date for the Annual Meeting, there were a total of 102,434,842 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 94,881,936 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. The Company’s shareholders voted on five proposals and cast their votes as follows:
     Proposal 1: To elect four director nominees to the Company’s Board of Directors to serve for terms of three years:

			Broker
Director	For	Withhold	Non-Votes
Mark S. Britton	90,995,566	197,719	N/A
Bradley T. Gerstner	90,995,656	197,629	N/A
Kristina M. Leslie	91,001,209	192,076	N/A
Jaynie Miller Studenmund	73,344,996	16,848,289	N/A
     Based on the votes set forth above, the director nominees were duly elected.
     Proposal 2: To approve an amendment to the Equity and Incentive Plan to increase the number of shares reserved for issuance under the Equity and Incentive Plan by 3,000,000 shares:

For	Against	Abstain	Broker Non-Votes
83,324,856	7,854,779	13,650	3,688,651
     Based on the votes set forth above, the amendment to the Equity and Incentive Plan was approved.
     Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
87,727,461	3,451,624	14,200	3,688,651
     Based on the votes set forth above, the compensation of the Company’s named executive officers was approved.
     Proposal 4: To approve, on an advisory basis, the frequency for an advisory vote on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
33,117,015	30,149	58,040,311	5,810	3,688,651
     Based on the votes set forth above, the shareholders selected holding an advisory vote on the compensation of the Company’s named executive officers every three years.
     In accordance with the shareholders’ recommendation, the Company has determined that an advisory vote on the compensation of the named executive officers of the Company will be conducted every three years, until the next shareholder advisory vote on the frequency of the advisory vote on the compensation of the named executive officers of the Company.
     Proposal 5: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	Against	Abstain	Broker Non-Votes
88,361,567	273,735	6,245,634	1,000
     Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was duly ratified.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated, effective June 1, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.
Dated: June 6, 2011	By:	/s/ James P. Shaughnessy
		Name:	James P. Shaughnessy
		Title:	Senior Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated, effective June 1, 2011.